                                                                    Exhibit (16)


                                 POWER OF ATTORNEY

     The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint ELIZABETH E. ARTHUR attorney-in-fact of the undersigned with full power to sign for and in the name of the undersigned in the capacities indicated below, and with full power to file with the Securities and Exchange Commission (a) a Registration Statement under the Securities Act of 1933, as amended, on Form N-14 of Franklin Life Variable Annuity Fund A of The Franklin Life Insurance Company (including all exhibits necessary or appropriate in connection therewith), and (b) any and all amendments thereto.


     Signature                       Title                          Date
     ---------                       -----                          ----

/s/  Clifford L. Greenwalt
------------------------------
     Clifford L. Greenwalt      Member, Board of Managers      January 22, 1998


/s/  Robert C. Spencer
------------------------------
     Robert C. Spencer          Member, Board of Managers      January 19, 1998


/s/  Robert G. Spencer
------------------------------
     Robert G. Spencer          Chairman, Board of Managers    January 19, 1998


/s/  James W. Voth
------------------------------
     James W. Voth              Member, Board of Managers      January 19, 1998

                                                                    EXHIBIT 16


                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                               POWER OF ATTORNEY


           KNOW ALL BY THESE PRESENTS, that the undersigned Director of American General Series Portfolio Company, does hereby constitute and appoint John A. Dudley, David M. Leahy and Robert N. Hickey, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-14 of American General Series Portfolio Company and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement and any and all amendments for and on behalf of the undersigned, in my name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of January, 1999.





_______/s/_______________________
Judith L. Craven, Director

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                               POWER OF ATTORNEY


           KNOW ALL BY THESE PRESENTS, that the undersigned Director of American General Series Portfolio Company, does hereby constitute and appoint John A. Dudley, David M. Leahy and Robert N. Hickey, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-14 of American General Series Portfolio Company and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement and any and all amendments for and on behalf of the undersigned, in my name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of January, 1999.





________/s/______________________
Timothy J. Ebner, Director

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                               POWER OF ATTORNEY


           KNOW ALL BY THESE PRESENTS, that the undersigned Director of American General Series Portfolio Company, does hereby constitute and appoint John A. Dudley, David M. Leahy and Robert N. Hickey, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-14 of American General Series Portfolio Company and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement and any and all amendments for and on behalf of the undersigned, in my name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of January, 1999.





_________/s/_____________________
John Wm. Lancaster, Director

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                               POWER OF ATTORNEY


           KNOW ALL BY THESE PRESENTS, that the undersigned Director of American General Series Portfolio Company, does hereby constitute and appoint John A. Dudley, David M. Leahy and Robert N. Hickey, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-14 of American General Series Portfolio Company and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement and any and all amendments for and on behalf of the undersigned, in my name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of January, 1999.





__________/s/____________________
Ben H. Love, Director

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                               POWER OF ATTORNEY


           KNOW ALL BY THESE PRESENTS, that the undersigned Director of American General Series Portfolio Company, does hereby constitute and appoint John A. Dudley, David M. Leahy and Robert N. Hickey, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-14 of American General Series Portfolio Company and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement and any and all amendments for and on behalf of the undersigned, in my name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of January, 1999.





__________/s/____________________
John E. Maupin, Jr., Director

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                               POWER OF ATTORNEY


           KNOW ALL BY THESE PRESENTS, that the undersigned Director of American General Series Portfolio Company, does hereby constitute and appoint John A. Dudley, David M. Leahy and Robert N. Hickey, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-14 of American General Series Portfolio Company and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement and any and all amendments for and on behalf of the undersigned, in my name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of January, 1999.





__________/s/____________________
R. Miller Upton, Director

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                               POWER OF ATTORNEY


           KNOW ALL BY THESE PRESENTS, that the undersigned Director of American General Series Portfolio Company, does hereby constitute and appoint John A. Dudley, David M. Leahy and Robert N. Hickey, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-14 of American General Series Portfolio Company and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement and any and all amendments for and on behalf of the undersigned, in my name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of January, 1999.




________/s/______________________
Gustavo E. Gonzales, Director

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                               POWER OF ATTORNEY


           KNOW ALL BY THESE PRESENTS, that the undersigned Director of American General Series Portfolio Company, does hereby constitute and appoint John A. Dudley, David M. Leahy and Robert N. Hickey, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-14 of American General Series Portfolio Company and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement and any and all amendments for and on behalf of the undersigned, in my name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this 10th day of January, 1999.




________/s/______________________
Norman Hackerman, Director

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                               POWER OF ATTORNEY


           KNOW ALL BY THESE PRESENTS, that the undersigned Director of American General Series Portfolio Company, does hereby constitute and appoint John A. Dudley, David M. Leahy and Robert N. Hickey, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-14 of American General Series Portfolio Company and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement and any and all amendments for and on behalf of the undersigned, in my name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of January, 1999.




________/s/______________________
F. Robert Paulsen, Director

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY


                               POWER OF ATTORNEY


           KNOW ALL BY THESE PRESENTS, that the undersigned Director of American General Series Portfolio Company, does hereby constitute and appoint James S. D'Agostino, Jr., Cynthia A. Toles and Nori L. Gabert, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-14 of American General Series Portfolio Company and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement and any and all amendments for and on behalf of the undersigned, in my name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of January, 1999.




________/s/______________________
Craig R. Rodby, Director

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY


                               POWER OF ATTORNEY


           KNOW ALL BY THESE PRESENTS, that the undersigned Director of American General Series Portfolio Company, does hereby constitute and appoint James S. D'Agostino, Jr., Cynthia A. Toles and Nori L. Gabert, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-14 of American General Series Portfolio Company and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement and any and all amendments for and on behalf of the undersigned, in my name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of January, 1999.




________/s/______________________
Thomas L. West, Jr., Director